                                                                     EXHIBIT 4.1
                                                                     -----------

                        [FRONT OF STOCK CERTIFICATE]

                                     TREX
                              MEDICAL CORPORATION

TXM

COMMON STOCK PAR          Incorporated under the laws of the State     COMMON STOCK
VALUE $.01                of Delaware
                                                                       CUSIP 89531R 10 1
                                                                       SEE REVERSE SIDE FOR
                                                                       CERTAIN DEFINITIONS

This certifies that




is the owner of


 FULLY PAID AND NON-ACCESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                           TREX MEDICAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all the provision of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:



                         [ Trex Medical Corporation ]
                         [      Corporate Seal      ]



Secretary                                 President and Chief Executive Officer

                          [BACK OF STOCK CERTIFICATE]

                           TREX MEDICAL CORPORATION

        This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitation or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT - _________ Custodian ___________
                                                                          (Cust)               (Minor)
TEN ENT - as tenants by the entities                                     under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of                                 Act _______________________
           survivorship and not as                                                   (State)
           tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

______________________________________________________________________________

___________________________________________________________Shares of the Stock

represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________________________

______________________________________________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated _______________________________                   ______________________
                                                              Signature

                                              _________________________________
                                              THE SIGNATURES TO THIS ASSIGNMENT
                                              MUST CORRESPOND WITH THE
                                              CERTIFICATE IN EVERY PARTICULAR
                                              WITHOUT ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATSOEVER.